176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Second Quarter Fiscal Year 2015 Investor Presentation Basis of Presentation is Continuing Operations adjusted for certain non-operating and non-recurring transactions for comparability. Financial information included throughout is unaudited. Exhibit 99.2

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 2 Safe Harbor Statement Certain statements contained within this presentation may be considered forward-looking under the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties including, but not limited to, the ability to fully realize the expected benefits of the spin-off of our EMS segment, the successful completion of the restructuring plan, adverse changes in the global economic conditions, increased global competition, significant reduction in customer order patterns, relationships with strategic customers and product distributors, availability or cost of raw materials and components, increased competitive pricing pressures reflecting excess industry capacities, changes in the regulatory environment, or similar unforeseen events. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Kimball are contained in our Annual Report on Form 10-K filing for the fiscal year ended June 30, 2014.

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 3 Brand names in the furniture sector recognized for commitment to customer service and highest quality products Favorable furniture industry dynamics driven by moderate US growth, changing office workspace, and pent up demand in the hospitality vertical Strong balance sheet with $49M in cash, and $30M credit facility Significant Operating Income Margin opportunity. Restructuring plan being implemented to compliment margin improvement that will be realized with growth. Many new product introductions to begin shipment in our FY Q3 ending 3/31/15. Poised for growth. Summary - Key Investment Highlights Excellent Foundation: World-Class operations with reputation for quality & reliability

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 4 Now a Focused Furniture Company 60+ Year History of Quality and Craftsmanship  Founded in 1950 as a small contract furniture manufacturing company.  Through acquisitions and strategic initiatives, Kimball International grew into the streamlined furniture provider that it is today - In the mid-2000s, Kimball re-aligned its furniture segment into one organization, focused on serving customers in the office, healthcare, education and hospitality furniture markets  Today, Kimball Office, National Office Furniture and Kimball Hospitality are all recognized brands in their respective furniture categories Celebrated 60 year anniversary Made first acquisition, a kitchen cabinet manufacturer, which kicked off a decade long pursuit of vertical integration Jasper Corporation was formed and began manufacturing wood products, including TV cabinets Acquired W.W. Kimball, a 102-year old manufacturer of pianos and organs Decided to manufacture and design office furniture as Kimball Office Company name changed from Jasper Corporation to Kimball International Kimball International became a publicly-held company by offering for sale 500,000 shares of Class B Common Stock. Class A was privately held. Restructured and focused Furniture solely on Office and Hospitality furniture National Office Furniture formed to serve the growing middle-market 1950 1952 1959 1974 1970 1985 1980 2007 2010 1976 Entered the lodging market forming Kimball Hospitality Kimball International returns to a furniture focused company with the spin-off of Kimball Electronics 2014 and Beyond Kimball International has evolved, changed and grown into a pre-eminent international corporation over the last 64 years Then Now To Stock Unification NasdaqGS:KBAL

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 5 Plan to Support Long-term Growth and Margin Improvement Our strategic plan is divided into four major areas to support long-term growth & margin improvement. Published Operating Margin Goal = 8% Q2’15 Adjusted Pro-Forma Operating Income from Continuing Operations (1) = 4.0% From 2.0% in FY 2014.  Extend product platforms to deliver full-facility solutions to our customers  Become best in class in delivering complex project solutions  Accelerate thought leading product solutions that inspire great design and delight our customers  Build brand equity to drive product demand and improve pricing power  Leverage new technologies that enhances flexibility and provides ‘industry leading’ lead times  Maximize opportunities of our multi-channel strategy while leveraging shared assets across the enterprise  Leverage operational strength and new technologies to make the complex, simple for our customers  Improve margins through continuous improvement and capacity utilization  Execute Restructuring Plan  Continue enhancement of a performance-oriented culture with a fast, flat and flexible organization  Create a culture of success and maintain market momentum that attracts top talent in the industry  Foster a creative environment that inspires people to do the extraordinary in ordinary ways  Live our Guiding Principles  Leverage digital information and technologies to drive sales growth and margin improvement  Maintain an environment that encourages communication and collaboration leading to innovation and productivity  Develop and execute effective change management practices  Enhance our communities through corporate social responsibility leadership Growth and Diversification Operational Excellence People and Systems Communication and Collaboration _____________________ (1) Unaudited. See Appendix for Non-GAAP reconciliation.

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 6 Brands Representative Customers Design driven, tech savvy brand tailoring solutions that provide better workplace, learning and healing environments. Our broad product portfolio offers unlimited possibilities that are inspiring, productive, and environmentally responsible In-room and public space furniture solutions for hotel properties, condominiums, and mixed use developments. Largest hotel in-room casegoods and seating manufacturer in the US. Furniture solutions to address a variety of industries and price points, including private offices, open/collaborative, conference/training rooms, lobby and dining/lounge areas Who We Are and Who We Serve _____________________ (1) Unaudited. See Appendix for Non-GAAP reconciliation.

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 7 Benching Desks Seating Systems Tables Storage & Filing Fu rni tur e S ub typ es ¡ Panel Based ¡ Benching / Collaboration ¡ Freestanding ¡ Reception ¡ Hoteling / Touchdown ¡ Individual ¡ Multi-person ¡ Benching / Collaboration ¡ Reception ¡ Table desks ¡ Task ¡ Executive ¡ Conference seating ¡ Side seating ¡ Lounge ¡ Benches ¡ Stools ¡ Panel based ¡ Benching / Collaboration ¡ Freestanding ¡ Reception ¡ Hoteling/Touchdown ¡ Conference ¡ Teaming / Collaboration ¡ Occasional ¡ Learning ¡ Dining ¡ Lateral files ¡ Mobile pedestals ¡ Wardrobes ¡ Storage cubbies ¡ Technology storage ¡ Bookcases ¡ Wall mount Comprehensive Product Offering Priority™ Definition™ Priority™ Xsede™ Fluent® Wish™ Beo® Villa™ Traxx ® & Tiles Xsite® Xsede™ Dock™ Multi-Purpose Dock™ Training Dock™ Conference Storage Metal Filing Priority™ Xsede™

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 8 Desks Seating Tables Wall Rail Solution Presentation Products Dividers Fu rni tur e S ub typ es ¡ Private office ¡ Collaborative spaces ¡ Lobby/Reception ¡ Executive ¡ Task ¡ Side/Guest ¡ Conference ¡ Lobby/Reception ¡ Stacking ¡ Stools ¡ Conference room ¡ Training ¡ Lobby/Reception ¡ Cafeteria ¡ Private office ¡ Collaborative spaces ¡ Private office ¡ Collaborative spaces ¡ Training ¡ Lobby ¡ Conference room ¡ Cafeteria ¡ Private office ¡ Training ¡ Lobby ¡ Conference room ¡ Collaborative spaces ¡ Lobby Comprehensive Product Offering Epic™ WaveWorks® Davari® Mix-it® Mesh & Jiminy™ Reception Fringe™ Captivate® Tables WaveWorks® Training Tables Café & Dining Tables Collaborative / Open Spaces Classroom & Training Private Office Mio™ Collaborative Technology Universal Media Walls Collaborative / Open Spaces Shared Workstations Touchdowns Universal Mobile TV Cart

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 9 Comprehensive Product Offering Casegoods Seating Cutomer Service Fu rni tur e Su bty pe s / Se rvi ce s  Custom  Program  Collections  Fabric  Finishes  Upholstered headboards  Custom  Individual  Multi-person  Product Development  Project Management  Order Fulfillment  Supply Chain  Quality  Logistics  Service

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 10 2014 Dealers’ Choice Survey Winner: National – Tables and Second Place - Casegoods Sample Awards and Recognitions Contract Magazine Top 10 Brand in Desks/Credenzas

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Furniture Industry Indicators

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 12 Historical and Estimated U.S. Production (BIFMA) Cubicle Culture Driven by employee preference for more privacy and personalization than in previous work environments U.S. Office Furniture Industry Trend ($ in billions) Dot-Com Boom Founding of new Internet-based companies spurred demand for office furniture Financial Services Hiring associated with the financial bubble supported growth in the office furniture industry New Workplace Collaboration and mobility technologies are changing the traditional office environment ’80 - ‘90 CAGR: 9.1% ’92 - ‘00 CAGR: 7.0% ’04 - ‘08 CAGR: 5.6% ’10 - ‘15 CAGR: 5.0% 1 2 3 4 1 2 3 4 $0.0 $3.0 $6.0 $9.0 $12.0 $15.0 19 80 19 81 19 82 19 83 19 84 19 85 19 86 19 87 19 88 19 89 19 90 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 E 20 15 P S h ip m en ts 3.7% and 4.0% Forecasted Growth in 2014 and 2015

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 13 U.S. Furniture Leading Indicators are Improving S ou rc e U S B ur ea u of E co no m ic A na ly si s S ou rc e: U S B ur ea u of L ab or S ta tis tic s S ou rc e: A IA Architectural Billing Index Dec ‘14 at 52.2. 10 out of 12 months in 2014 that the index had risen. 5.0% 7.6% -35.0% -30.0% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 0 2000 4000 6000 8000 10000 12000 14000 16000 BIFMA ($millions) Consumption Growth 0 200 400 600 800 1000 1200 1400 1600 1800 US Corporate Profit After Tax With IVA and CCA adjustment ($billion) 100 105 110 115 120 125 Service Sector Employement (millions workers)

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 14 Hospitality Leading Indicators are Strong 8.3% 7.4% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Luxury Upper Scale Upscale Upper Middle Scale Midscale Economy Independents US 2014 2015 Source: PWC Hospitality Directions January 2015 Revenue Per Available Room (RevPAR) Growth Rates (Estimated) RevPAR up since prior quarter

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Kimball International Financial Overview Basis of Presentation is Continuing Operations adjusted for certain non-operating and non-recurring transactions for comparability. Financial information included throughout is unaudited.

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 16 Sales Growth Each Quarter Net Sales (1) ($ in millions) $139.0 $125.1 $137.9 $144.4 $151.4 6.1% 4.8% 9.8% 1.8% 8.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $0 $25 $50 $75 $100 $125 $150 $175 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Net Sales Year Over Year Growth Excludes Electronics (1) Unaudited

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 17 Order Levels Orders (1) ($ in millions) $131.0 $113.1 $150.3 $161.9 $159.0 0.9% -4.3% 4.2% 1.8% 21.4% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $0 $25 $50 $75 $100 $125 $150 $175 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Orders Received Year Over Year Growth _____________________ (1) Unaudited. Excludes Electronics Or 10.8% excluding unusually large ($13.8M) hospitality vertical order in Q2’15

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 18 Gross Profit Gross Profit from Continuing Operations (1) ($ in millions) $45.8 $36.6 $42.1 $47.2 $46.6 32.9% 29.3% 30.5% 32.7% 30.8% 27.0% 28.0% 29.0% 30.0% 31.0% 32.0% 33.0% 34.0% $30 $40 $50 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Gross Profit % of Net Sales _____________________ (1) Unaudited. Excludes Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 19 $42.8 $37.3 $41.1 $42.4 $41.7 $39.9 $35.5 $40.5 $40.2 $40.4 28.7% 28.4% 29.4% 27.8% 26.7% 25.0% 25.5% 26.0% 26.5% 27.0% 27.5% 28.0% 28.5% 29.0% 29.5% 30.0% $30 $35 $40 $45 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Adjusted S&A (1) Adjusted Pro Forma S&A (1) Adjusted Pro Forma S&A % of Sales (1) Selling and Administrative Expenses (1) ($ in millions) _____________________ (1) Unaudited. Adjusted amounts exclude spin-off expenses. Adjusted pro forma amounts exclude spin-off expenses, compensation of key executives who retired as of the spin-off date, and SERP revaluation. Excludes Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 20 Changes in Selling and Administrative Expense Adjusted Pro Forma S&A (1) ($ in millions) $39.9 $40.4 $35 $36 $37 $38 $39 $40 $41 $42 _____________________ (1) Unaudited. Adjusted pro forma amounts exclude spin-off expenses, compensation of key executives who retired as of the spin-off date, and SERP revaluation. Excludes Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 21 $3.0 $(0.7) $1.0 $4.8 $4.9 $5.5 $0.8 $1.3 $6.7 $6.1 4.0% 0.6% 0.9% 4.6% 4.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% -$2 -$1 $0 $1 $2 $3 $4 $5 $6 $7 $8 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Adjusted Operating Profit (1) Adjusted Pro Forma Operating Profit (1) Adjusted Pro Forma Operating Profit as a % of Sales (1) Operating Profit (1) ($ in millions) _____________________ (1) Unaudited. See appendix for Non-GAAP reconciliation. Excludes Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 22 -2.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% Adjusted Operating Profit from Continuing Operations (1) Progress Being Made Towards Published 8% Operating Profit Goal (millions $) 2011 2012 2013 2014 Q1’15 Q2’15 Goal Net Sales $ $481 $525 $500 $544 $144.4 $151.4 Adjusted Operating Profit $ from Continuing Operations(1) -$7.9 $5.0 -$10.6 $3.4 $4.8 $4.9 Adjusted Pro Forma Operating Profit $ (1) -$3.9 $6.9 -$5.2 $11.0 $6.7 $6.1 $12.8 Adjusted Pro Forma (1) Operating Profit % -0.8% 1.3% -1.0% 2.0% 4.6% 4.0% 8.0% Goal _____________________ (1) Unaudited. See Appendix for Non-GAAP reconciliation. $160 Estimated Quarterly Sales To Reach 8% Op Income Gap Excludes Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 23 Free Cash Flow – Last 4 Quarters (1) _____________________ (1) Unaudited. Defined as adjusted pro forma operating profit, less pro-forma taxes, plus depreciation and amortization, less capital expenditures, plus non-cash stock compensation. Pro forma taxes are reported taxes adjusted for the tax effect of the adjustments to operating profit to arrive at pro forma operating profit as shown in the appendix. See Appendix for Non-GAAP adjustments. $3.0 $1.7 $5.3 $2.3 Q3'14 Q4'14 Q1'15 Q2'15 -$8.0 -$6.0 -$4.0 -$2.0 $0.0 $2.0 $4.0 $6.0 Adjusted Pro-Forma Operating Profit After Tax Depreciation/Amortization Capital Expenditures Non-Cash Stock Comp Adjusted Free Cash Flow Excludes Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 24 Sales by Vertical – Good Diversification Sales Mix by End Market Vertical (1) _____________________ (1) Unaudited. $46.5 $52.5 $22.4 $27.3 $28.8 $35.4 $17.5 $13.6 $15.4 $14.8 $8.4 $7.8 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q2'14 Q2'15 Other Commercial Government Hospitality Finance Healthcare Education Excludes Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 25 Sales by Vertical – Change Since Prior Year (1) ($ in millions) $139.0 $151.4 $125 $130 $135 $140 $145 $150 $155 $160 _____________________ (1) Unaudited. Excludes Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 26 Orders by Vertical Order Mix by End Market Vertical (1) _____________________ (1) Unaudited. $47.9 $54.1 $20.3 $23.6 $21.0 $44.0 $17.2 $14.6 $16.3 $14.8 $8.4 $8.0 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q2'14 Q2'15 Other Commercial Government Hospitality Finance Healthcare Education Excludes Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 27 Orders by Vertical – Change Since Prior Year (1) ($ in millions) $131.0 $159.0 $100 $110 $120 $130 $140 $150 $160 $170 _____________________ (1) Unaudited. Excludes Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Appendix

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 29 Annual Non-GAAP Reconciliation (Unaudited) (millions $) 2011 2012 2013 2014 Kimball International Inc. Operating Profit – As Reported (Includes both Furniture and Electronics) $2.4 $18.4 $23.0 $40.6 Discontinued Electronics Operations Income -$10.3 -$13.4 -$33.6 -$38.7 Add: Spin Cost – Included in SGA (1) $1.5 Adjusted Operating Profit from Continuing Operations (5) -$7.9 $5.0 -$10.6 $3.4 Adjusted Operating Profit from Continuing Operations as a % of Sales -1.6% 1.0% -2.1% .6% Add: Employee Retirements – Included in SGA (2) Add: Other Non-operational – Included in SGA (3) Add: SERP –Included in SGA (4) $2.8 $2.5 $3.2 $0 $5.0 $1.7 $6.8 -$.5 $2.6 Adjusted Pro Forma Operating Profit from Continuing Operations before External Reverse Synergies -$2.6 $8.2 -$3.9 $12.3 Deduct: External Reverse Synergies (5) -$1.3 -$1.3 -$1.3 -$1.3 Adjusted Pro Forma Operating Profit from Continuing Operations (5) -$3.9 $6.9 -$5.2 $11.0 Adjusted Pro Forma Operating Profit from Continuing Operations as a % of Sales -.8% 1.3% -1.0% 2.0% _____________________ (1) Total spin cost is estimated to be ~ $7.5M. Spin cost through FY 2014 equaled $3M of which $1.5M reduces reported operating profit from continuing operations and $1.5M is included in discontinued operations. (2) Estimated cost associated with the retirement and separation of people due to spin. Cost include that for salary, incentive compensation, performance shares, retirement contribution, and payroll tax. (3) Includes: pre-tax airplane write-off $1.2M and gain from sale of idle property of $1.7M in FY’14. (4) SERP expense is added back to adjusted operating profit because amount is offset in other income (expense) section of income statement. Net Income is not affected by SERP. (5) Adjusted pro forma operating profit includes external reverse synergies representing estimated increases to the cost structure necessitated by the split into two companies. For example, pre-spin Kimball had one board of directors, and such costs were allocated to Furniture and Electronics. Post spin, there are two boards with each company experiencing a cost increase merely because of the separation. Other examples include IT expenditures and certain insurance cost among others. The $1.3M per year reflected in the table above is a mid-point of a range estimated to be from $1.0M to $1.5M adjusting the adjusted pro forma operating profit from continuing operations to reflect this estimated increase in cost structure post spin. In addition to external cost, internal reverse synergy cost also exist and are embedded in the calculation of Operating Income from continuing operations reducing income. Different than external cost, these costs do not have to be separately deducted in this reconciliation because by way of the discontinued operation calculation this cost increase remains within the computed Operating Income from continuing operations. As an example for this type of cost, pre-spin Kimball had an SEC financial reporting function, and such costs were allocated to Furniture and Electronics. Post spin, there are two separate functions experiencing a cost increase as it takes more resource to perform this function for two separate companies than one. This cost increase is estimated to be $500k to $1M. So in total, it is estimated that reverse synergy cost will increase cost structure post spin by $1.5 to $2.5M per year as already reflected in the adjusted results included in the reconciliation above. Excludes Electronics

Quarterly Non-GAAP Reconciliation (Unaudited)

Excludes Electronics

(millions $)	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15
Kimball International Inc. Operating Profit – As Reported (Includes both Furniture and Electronics for Q2'14 – Q1'15)	**$10.2**	**$8.4**	**$10.3**	**$13.7**	NA-Electronics classified as a discontinued operation.
Discontinued Electronics Operations Income	-$7.2	-$9.5	-$10.4	-$10.0	
Operating Income from Continuing Operations	$3.0	-$1.1	-$0.1	$3.7	-$0.1
Add: Spin Cost – Included in SGA (1) Restructuring		$.4	$1.1	$1.1	$1.7 $3.3
Adjusted Operating Profit from Continuing Operations (5)	$3.0	-$.7	$1.0	$4.8	$4.9
Adjusted Operating Profit from Continuing Operations as a % of Sales	2.2%	-.5%	.7%	3.3%	3.2%
Add: Employee Retirements – Included in SGA (2) Add: Other Non-operational – Included in SGA (3) Add: SERP –Included in SGA (4)	$1.8 $1.0	$1.6 $.2	$1.8 -$1.7 $.5	$2.4 -$.2	$.9 $.4
Adjusted Pro Forma Operating Profit from Continuing Operations before External Reverse Synergies	$5.8	$1.1	$1.6	$7.0	$6.2
Deduct: External Reverse Synergies (5)	-$.3	-$.3	-$.3	-$.3	-$.1
Adjusted Pro Forma Operating Profit from Continuing Operations (5)	**$5.5**	**$.8**	**$1.3**	**$6.7**	**$6.1**
Adjusted Pro Forma Operating Profit from Continuing Operations as a % of Sales	**4.0%**	**.6%**	**.9%**	**4.6%**	**4.0%**

(1) Total spin cost is estimated to be ~ $7.5M. Spin cost through Q2'15 equaled $6.9M of which $4.4M reduces reported operating profit from continuing operations and $2.5M is included in discontinued operations.
(2) Estimated cost associated with the retirement and separation of people due to spin. Cost include that for salary, incentive compensation, performance shares, retirement contribution, and payroll tax.
(3) Includes: pre-tax airplane write-off $1.2M and gain from sale of idle property of $1.7M in FY'14.
(4) SERP expense is added back to adjusted operating profit because amount is offset in other income (expense) section of income statement. Net Income is not affected by SERP.
(5) Adjusted pro forma operating profit includes external reverse synergies representing estimated increases to the cost structure necessitated by the split into two companies. For example, pre-spin Kimball had one board of directors, and such costs were allocated to Furniture and Electronics. Post spin, there are two boards with each company experiencing a cost increase merely because of the separation. Other examples include IT expenditures and certain insurance cost among others. The $.3M per quarter reflected in the table above is a mid-point of a range estimated to be from $1.0M to $1.5M per year adjusting the adjusted pro forma operating profit from continuing operations to reflect this estimated increase in cost structure post spin. In addition to external cost, internal reverse synergy cost also exist and are embedded in the calculation of Operating Income from continuing operations reducing income. Different than external cost, these costs do not have to be separately deducted in this reconciliation because by way of the discontinued operation calculation this cost increase remains within the computed Operating Income from continuing operations. As an example for this type of cost, pre-spin Kimball had an SEC financial reporting function, and such costs were allocated to Furniture and Electronics. Post spin, there are two separate functions experiencing a cost increase as it takes more resource to perform this function for two separate companies than one. This cost increase is estimated to be $500k to $1M per year. So in total, it is estimated that reverse synergy cost will increase cost structure post spin by $1.5 to $2.5M per year as already reflected in the adjusted results included in the reconciliation above.

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Kimball International